UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

November 3, 2004

Date of Report (Date of earliest event reported)

HAGGAR CORP.

(Exact name of registrant as specified in its charter)

NEVADA

0-20850

75-2187001

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11511 Luna Road Dallas, Texas 75234
(Address of principal executive offices including zip code)

(214) 352-8481

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2004, Haggar Corp. (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99 and as required in “Item 9.01 Financial Statements and Exhibits.”

The information furnished under this “Item 2.02. Results of Operations and Financial Condition “ is also intended to be furnished under “Item 7.01. Regulation FD Disclosure “ in accordance with SEC Release No. 33-8400A.

The table following this narrative sets forth information concerning the quarterly and annual consolidated operating results of the Company for the fiscal year ended September 30, 2004, together with projected quarterly and annual consolidated operating results for the fiscal year commencing October 1, 2004, and ending September 30, 2005.  The projections for fiscal 2005 are based on the Company’s historical operating performance, current trends and the Company’s internal operating budget for 2005.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts contained in this report, including statements of the Company’s projected quarterly and annual consolidated operating results and future financial position, are forward-looking statements.  The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements.  The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs.  These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions that could affect the results of the Company or the apparel industry generally and could cause the Company’s expected results to differ materially from those expressed in this Current Report on Form 8-K.  These risks, uncertainties and assumptions include, among other things:

•                  changes in general business conditions,

•                  changes in the performance of the retail sector in general and the apparel industry in particular,

•                  seasonality of the Company’s business,

•                  changes in retailer and consumer acceptance of new products and the success of advertising, marketing, and promotional campaigns,

•                  impact of competition in the apparel industry,

•                  availability and cost of raw materials,

•                  changes in laws and other regulatory actions,

•                  changes in labor relations,

•                  political and economic events and conditions domestically or in foreign jurisdictions in which the Company operates or has apparel products manufactured, including, but not limited to, acts of terrorism, war, or insurrection,

•                  unexpected judicial decisions,

•                  changes in interest rates and capital market conditions,

•                  acquisitions or dissolution of business enterprises, including the ability to integrate acquired businesses effectively,

•                  natural disasters, and

•                  unusual or infrequent items that cannot be foreseen or are not susceptible to estimation.

In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on such forward-looking statements.  The Company cautions that the quarterly and annual projections included in this report are given as of the date hereof based on currently available information.  The Company undertakes no obligation to update any such statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.  Investors should also consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 12, 2003.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of form 8-K, the information in this report furnished pursuant to Item 2.02 and the information intended to be furnished pursuant to Item 9.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 3, 2004, Haggar Corp. (“Haggar”) issued a press release announcing that the Audit Committee of Haggar’s Board of Directors, upon the recommendation of management and with the concurrence of Haggar’s independent registered public accountants, PricewaterhouseCoopers LLP (“PwC”), has concluded that Haggar’s previously issued financial statements referenced below should no longer be relied upon because of errors in those financial statements and should be restated to reflect necessary accounting adjustments.  The Audit Committee reached its conclusions on November 3, 2004.

Haggar determined that there were errors in the accounting for certain intercompany transactions and related foreign currency translation adjustments during fiscal 2002 resulting in understatements of cost of goods sold, accounts payable and cumulative translation adjustment of $1.3 million, $1.1 million and $0.2 million, respectively, in fiscal 2002.  Accordingly, after the related tax benefit of $0.5 million, net income for fiscal 2002 will be reduced by approximately $0.8 million, or $0.12 per basic and diluted share.  Additionally, as a result of the restatement, Haggar’s consolidated balance sheets at September 30, 2002 and 2003, and at the interim periods of fiscal 2004, will reflect an increase in total liabilities of $0.6 million and a decrease in total stockholders’ equity of $0.6 million.  The adjustments do not impact Haggar’s current cash or liquidity position, nor do they affect Haggar’s compliance with its financial covenants under its debt facilities.

Haggar expects to file its restated financial statements in its Annual Report on Form 10-K for fiscal 2004.

The Audit Committee and management have discussed with PwC the matters disclosed in this Current Report on Form 8-K.

A copy of Haggar’s November 3, 2004 press release announcing the restatement is attached hereto as Exhibit 99.1, and the portion thereof relating to the restatement is incorporated in this Item 4.02 by reference.  This Form 8-K and Exhibit 99.1 contain statements intended as forward-looking statements, which are subject to the cautionary statements set forth in the press release.

The following table sets forth the effects of the restatement adjustments discussed above on the Consolidated Statement of Operations and Comprehensive Income for the year ended September 30, 2002:

	2002	2002
(Amounts in millions, except per share data)	As Previously Reported	As Restated
Net sales	$481,831	$481,831
Cost of goods sold	351,704	353,032
Reorganization costs	(3,812)	(3,812)
Gross profit	133,939	132,611
Selling, general and administrative expense	(118,442)	(118,442)
Royalty income	1,326	1,326
Other income (expense), net	613	613
Interest expense	(3,600)	(3,600)
Income before provision for income taxes and cumulative effect of accounting change	13,836	12,508
Provision for income taxes	5,823	5,264
Income before cumulative effect of accounting change	$8,013	$7,244
Cumulative effect of accounting change	(15,578)	(15,578)
Net loss	$(7,565)	$(8,334)
Other comprehensive income (loss):
Foreign currency translation adjustment	16	194
Comprehensive loss	$(7,549)	$(8,140)

NET INCOME (LOSS) PER COMMON SHARE:

BASIC
Income before cumulative effect of accounting change	$1.25	$1.13
Cumulative effect of accounting change	(2.44)	(2.44)
Net loss	$(1.19)	$(1.31)

DILUTED
Income before cumulative effect of accounting change	$1.25	$1.13
Cumulative effect of accounting change	(2.42)	(2.42)
Net loss	$(1.17)	$(1.29)

The following table sets forth the effects of the restatement adjustments discussed above on the Consolidated Balance Sheets at September 30, 2003 and 2002:

	September 30,
	2003	2003	2002	2002
(Amounts in millions)	As Previously Reported	As Restated	As Previously Reported	As Restated
ASSETS
Current assets:
Cash and cash equivalents	$7,674	$7,674	$4,124	$4,124
Accounts receivable, net	56,528	56,528	64,284	64,284
Inventories, net	96,959	96,959	100,996	100,996
Property held for sale	—	—	2,157	2,157
Deferred tax asset	10,505	10,505	12,087	12,087
Other current assets	3,557	3,557	2,766	2,766
Total current assets	175,223	175,223	186,414	186,414
Property, plant and equipment, net	45,932	45,932	46,195	46,195
Goodwill, net	9,472	9,472	9,472	9,472
Deferred tax asset	—	—	2,077	2,077
Other assets	7,580	7,580	5,819	5,819
Total assets	$238,207	$238,207	$249,977	$249,977

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$26,245	$27,395	$30,542	$31,692
Accrued liabilities	31,898	31,339	35,669	35,110
Accrued wages and other employee compensation	7,228	7,228	6,713	6,713
Current portion of long-term debt	3,671	3,671	3,742	3,742
Total current liabilities	69,042	69,633	76,666	77,257
Other non-current liabilities	9,554	9,554	8,247	8,247
Deferred tax liability	523	523	—	—
Long-term debt	5,671	5,671	21,343	21,343
Total liabilities	84,790	85,381	106,256	106,847
Stockholders’ equity:
Preferred stock	—	—	—	—
Common stock	872	872	866	866
Additional paid-in capital	43,653	43,653	42,911	42,911
Cumulative translation adjustment	(163)	15	(534)	(356)
Retained earnings	134,016	133,247	125,439	124,670

Less – Treasury stock	(24,961)	(24,961)	(24,961)	(24,961)
Total stockholders’ equity	153,417	152,826	143,721	143,130
Total liabilities and stockholders’ equity	$238,207	$238,207	$249,977	$249,977

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits.

99   -    Press release dated November 3, 2004.

HAGGAR CORP.
QUARTERLY & ANNUAL PROJECTIONS FOR
FISCAL 2005 COMPARED
TO FISCAL 2004
($ in millions except EPS data)

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		Annual Total
	(1) 2005 Projected Range	2004 Actual	2005 Projected Range	(2) 2004 Actual	2005 Projected Range	2004 Actual	2005 Projected Range	2004 Actual	2005 Projected Range	(2) 2004 Actual

NET SALES	$102 - $107	$107.7	$122 - $127	$132.1	$118 - $122	$116.3	$133 - $137	$131.8	$475 - $493	$487.9
NET INCOME (LOSS)	$(1.9) - $(1.5)	$1.2	$2.7 - $3.1	$2.7	$3.2 - $3.5	$1.7	$6.0 - $6.4	$3.8	$10.0 - $11.5	$9.4
EPS CALCULATION – Basic net income (loss) per common share	$(0.26) - $(0.21)	$0.18	$0.38 - $0.43	$0.39	$0.44 - $0.49	$0.24	$0.83 - $0.88	$0.55	$1.39 - $1.59	$1.37
EPS CALCULATION – Diluted net income (loss) per common share	$(0.26) - $(0.21)	$0.18	$0.38 - $0.43	$0.38	$0.44 - $0.49	$0.23	$0.83 - $0.88	$0.54	$1.39 - $1.59	$1.34

(1)          The first quarter of fiscal 2005 projection includes between $3.0 to $4.0 million, or $0.26 to $0.34 diluted earnings per share impact, in national television and radio consumer advertising expense as compared to the first quarter of fiscal 2004 related to the Company’s new product innovation, ForeverNew™.

(2)          Includes one-time costs of approximately $0.8 million associated with the global headquarters relocation and an increase to a legal reserve of $0.5 million, or a $0.12 net impact on diluted earnings per share.  The fiscal 2004 diluted earnings per share amount as adjusted for these aforementioned items is $1.43.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 3, 2004
HAGGAR CORP.
(Registrant)

	By:	/s/ John Feray
John Feray
(Chief Financial Officer)